Income Taxes - Components of Income Tax Expenses (Detail) - JPY (¥) ¥ in Millions		12 Months Ended
		Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Current income tax:
Current income tax expenses	[1]	¥ (8,084)	¥ (11,291)	¥ (8,818)
Deferred tax:
Changes related to origination and reversal of temporary differences	[2]	7,663	1,775	(1,107)
Changes in the tax rate	[3]	37	(6)	3
Income tax expenses		¥ (384)	¥ (9,522)	¥ (9,922)

[1]	Current income tax expenses include previously unrecognized tax benefits from tax loss carryforwards and deductible temporary differences. These benefits were 105 million yen, 55 million yen and 159 million yen for the years ended December 31, 2017, 2018 and 2019, respectively. In addition, current income tax expenses for the year ended December 31, 2018 include additional taxes charged of 2,215 million yen claimed to the Group’s Korean subsidiary.
[2]	These balances represent the deferred tax benefit or expense from the increase and decrease of temporary differences, the reversal of previously written-down deferred tax assets and write-downs of deferred tax assets. The Group had deferred tax benefits of 105 million yen, 68 million yen and 70 million yen for the years ended December 31, 2017, 2018 and 2019, respectively, due to the reversal of previously written-down deferred tax assets. The main reason for having negative amount of deferred tax for the year ended December 31, 2017 is because of the recognition of deferred tax liabilities due to the transfer of camera application business.
[3]	The statutory income tax rate has been approximately 31.7% effective for the years ended December 31, 2017 and 2018, and approximately 31.5% effective from the year ending December 31, 2019. The Group measured deferred tax assets and deferred tax liabilities at the tax rates that are expected to apply to the period when the assets are realized or the liabilities are settled.